5. Income Taxes - Deferred tax asset (Details 1) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets (liabilities)
Net operating loss carryforwards	$ 7,836,904	$ 7,824,444
Accrued compensation	155,084	105,767
Depreciation	13,185	4,253
Stock-based compensation	375,678	350,401
Accrued related party interest	1,190,547	938,193
Other	13,916	20,082
Total	9,585,314	9,243,140
Less: Valuation allowance	(9,585,314)	(9,243,140)
Net deferred tax asset	$ 0	$ 0